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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 23, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  1940 N.W. 67th Place, Suite A, Gainesville, Florida            32653
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    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Section 5 - Corporate Governance and Management.

Item 5.02. Departure of directors or principal officers; election of directors; appointment of principal officers.

         On March 23, 2006, Mr. Richard T. Kelecy tendered his resignation as Chief Financial Officer, Vice President, and Secretary of the Board of Directors of the Company. Mr. Kelecy's resignation from his current positions and as an executive officer will be affective as of April 5, 2006. Mr. Kelecy will continue as a part time employee, to assist the Company in its transition, for a period not to exceed six months.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

       (d)     Exhibits

       99.1    Press release dated March 28, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: March 28, 2005.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.


                                          By: /s/ Louis Centofanti
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                                              Dr. Louis F. Centofanti,
                                              President and
                                              Chief Executive Officer

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